LionShares U.S. Equity Total Return ETF
Schedule of Investments
September 30, 2025 (Unaudited)

EXCHANGE TRADED FUNDS - 99.9%		Shares	Value
Invesco Nasdaq 100 ETF		16	$3,954
iShares Core S&P 500 ETF		12	8,032
iShares Core S&P Total U.S. Stock Market ETF(a)		40,201	5,855,276
SPDR Portfolio S&P 1500 Composite Stock Market ETF		13	1,048
SPDR S&P 500 ETF Trust		3	1,998
Vanguard Total Stock Market ETF		23	7,548
TOTAL EXCHANGE TRADED FUNDS (Cost $5,885,689)			5,877,856

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 0.1%		Shares	Value
First American Treasury Obligations Fund - Class X, 4.02%(b)		6,933	6,933
TOTAL MONEY MARKET FUNDS (Cost $6,933)			6,933

TOTAL INVESTMENTS - 100.0% (Cost $5,892,622)			5,884,789
Liabilities in Excess of Other Assets - (0.0)% (c)			(168)
TOTAL NET ASSETS - 100.0%	0.0%	0.0%	$5,884,621
two			–%
Percentages are stated as a percent of net assets.			–%

(a)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)	The rate shown represents the 7-day annualized yield as of September 30, 2025.
(c)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure as of September 30, 2025 (Unaudited)

LionShares U.S. Equity Total Return ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$5,877,856	$–	$–	$5,877,856
Money Market Funds	6,933	–	–	6,933
Total Investments	$5,884,789	$–	$–	$5,884,789

Refer to the Schedule of Investments for further disaggregation of investment categories.